UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 21, 2021

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33145	36-2257936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Colorado Boulevard, Denton, Texas		76210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (940) 898-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2021, the Board of Directors (the “Board”) of Sally Beauty Holdings, Inc. (the “Company”) elected Erin Nealy Cox as a director to serve until the 2022 annual meeting of the Company’s stockholders or until her earlier resignation or removal.  The Board has determined that Ms. Nealy Cox is “independent” under the Corporate Governance Standards of the New York Stock Exchange and under the Company’s Corporate Governance Guidelines.

Ms. Nealy Cox, age 51, is a trial attorney, cybersecurity expert and former federal prosecutor who served as an independent director on our Board and Audit Committee from August 2016 to November 2017.  She resigned from the Board when she was nominated and confirmed as the U.S. Attorney for the Northern District of Texas.  Ms. Nealy Cox served in this role until January 2021.  Prior to her appointment as the U.S. Attorney, she served briefly in 2017 as a senior advisor at McKinsey & Co. in the consulting firm’s cybersecurity and risk practice.  From 2008 to 2016 Ms. Nealy Cox was executive managing director at Stroz Friedberg, a cybersecurity and investigations consulting firm.  She began her legal career serving as an Assistant U.S. Attorney for ten years in the Northern District of Texas. Ms. Nealy Cox graduated with a BBA in Finance from The University of Texas at Austin and a JD from SMU School of Law.

On September 1 she will join the law firm of Kirkland & Ellis as a partner in their Government, Regulatory and Internal Investigations Group.

Ms. Nealy Cox will receive compensation for her service as a director in accordance with the Company’s Amended and Restated Independent Director Compensation Policy as described in the Company’s most recent proxy statement, filed with the Securities and Exchange Commission on December 16, 2020.

 With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Ms. Nealy Cox and any director or executive officer of the Company. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Ms. Nealy Cox and the Company that would be required to be reported.

The press release announcing the appointment of Ms. Nealy Cox to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01   Financial Statement and Exhibits

(d)

Exhibit	Description

99.1	Press release dated July 26, 2021 announcing the appointment of a Director of Sally Beauty Holdings, Inc. on July 21, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

July 26, 2021	/s/ Christian A. Brickman
Christian A. Brickman
Director, President and Chief Executive Officer